UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 17, 2024
(Date of earliest event reported)
LABCORP HOLDINGS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	99-2588107
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street
Burlington,	North Carolina	27215
(Address of principal executive offices)		(Zip Code)
(Registrant’s telephone number including area code) 336-229-1127
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act.

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.10 par value	LH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed, on April 25, 2024, Laboratory Corporation of America Holdings, a Delaware corporation (“Labcorp”), announced plans to implement a holding company reorganization (the “Reorganization”). On May 17, 2024, Labcorp implemented the Reorganization pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated as of May 17, 2024, among Labcorp, Labcorp Holdings Inc., a Delaware corporation (“Labcorp Holdings”) and Radiance Merger Sub Inc., a Delaware corporation and direct, wholly owned subsidiary of Labcorp Holdings (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Labcorp, with Labcorp continuing as the surviving corporation and a wholly owned subsidiary of Labcorp Holdings (the “Merger”). Following the Merger, Labcorp Holdings became the successor issuer to Labcorp. This Current Report on Form 8-K is being filed for the purpose of establishing Labcorp Holdings as the successor issuer pursuant to Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to disclose certain related matters. Pursuant to Rule 12g-3(a) promulgated under the Exchange Act, shares of Labcorp Holdings common stock, par value $0.10 per share (“Labcorp Holdings Common Stock”), issued in connection with the Merger are deemed registered under Section 12(b) of the Exchange Act as the common stock of the successor issuer.

Item 1.01.	Entry into a Material Definitive Agreement.
The information set forth above under Explanatory Note is incorporated hereunder by reference.

Adoption of Agreement and Plan of Merger and Consummation of Reorganization

On May 17, 2024, Labcorp completed the Reorganization by implementing the Merger pursuant to the terms of the Merger Agreement. The Merger was completed pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), which provides for the formation of a holding company (i.e., Labcorp Holdings) without a vote of the shareholders of the constituent corporation (i.e., Labcorp). At the Effective Time (as defined in the Merger Agreement), (i) the separate existence of Merger Sub ceased and (ii) each share of Labcorp common stock, par value $0.10 per share (“Labcorp Common Stock”), issued and outstanding immediately prior to the Effective Time was automatically converted into one share of Labcorp Holdings Common Stock, having the same designation, rights, powers, and preferences, and qualifications, limitations, and restrictions as a share of Labcorp Common Stock immediately prior to consummation of the Reorganization. The conversion of stock occurred automatically without an exchange of stock certificates. Accordingly, each shareholder of Labcorp immediately before the Effective Time owned, immediately after the Effective Time, shares of Labcorp Holdings Common Stock in the same amounts and percentages as such shareholder owned in Labcorp immediately before the Effective Time. The Reorganization is intended to be a tax-free transaction, such that Labcorp shareholders should not recognize gain or loss for U.S. federal income tax purposes upon the conversion of their shares of Labcorp Common Stock pursuant to the Reorganization.

Following the consummation of the Reorganization, Labcorp Holdings Common Stock continues to trade on the New York Stock Exchange (the “NYSE”) on an uninterrupted basis under the ticker symbol “LH” with a new CUSIP number (504922 105). As a result of the Reorganization, Labcorp Holdings became the successor issuer to Labcorp pursuant to Rule 12g-3(a) promulgated underthe Exchange Act, and as a result, shares of Labcorp Holdings Common Stock are deemed registered under Section 12(b) of the Exchange Act as the common stock of the successor issuer. Labcorp will continue to be the issuer of its senior unsecured notes (which will have the benefit of the Labcorp Holdings guarantee described below), and there will be no change to the CUSIP numbers of such notes.

Immediately following the consummation of the Reorganization, on a consolidated basis, the assets, businesses, and operations of Labcorp Holdings are not materially different than the corresponding assets, business, and operations of Labcorp immediately prior to the consummation of the Reorganization.

The foregoing descriptions of the Merger Agreement and the Reorganization do not constitute complete descriptions of, and are qualified in their entirety by reference to, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

Seventeenth Supplemental Indenture and the Labcorp Holdings Guarantee

In connection with the Merger, on May 17, 2024, Labcorp, Labcorp Holdings and U.S. Bank Trust Company, National Association (the “Trustee”) entered into a seventeenth supplemental indenture (the “Seventeenth Supplemental Indenture”) to the indenture, dated as of November 19, 2010 between Labcorp and the Trustee (the “Indenture”), in order to (i) provide for the full and unconditional guarantee by Labcorp Holdings of Labcorp’s obligations under the Indenture and each series of senior unsecured notes issued and outstanding thereunder (the “Labcorp Holdings Guarantee”), (ii) permit Labcorp Holdings to satisfy Labcorp's reporting obligations under the Indenture for so long as the Labcorp Holdings Guarantee remains in place and Labcorp Holdings' financial statements and other information comply with the requirements of Rule 3-10 of Regulation S-X and the Exchange Act and (iii) make certain other changes to the Indenture consistent with the foregoing.

The foregoing description of the Seventeenth Supplemental Indenture does not constitute a complete description of, and is qualified in its entirety by reference to, the full text of each of the Seventeenth Supplemental Indenture and the Labcorp Holdings Guarantee, which are filed herewith as Exhibits 4.2 and 4.3, respectively, and are each incorporated by reference herein.

Guarantor Joinder Agreement

On May 17, 2024, Labcorp Holdings entered into the Guarantor Joinder Agreement (the “Guarantor Joinder Agreement”), pursuant to which, among other things, Labcorp Holdings provided a full and unconditional guarantee of Labcorp’s obligations under the Third Amended and Restated Credit Agreement, dated as of April 30, 2021 (the “Guarantor Joinder Agreement”), by and among Labcorp, as borrower, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent.

The foregoing description of the Guarantor Joinder Agreement does not constitute a complete description of, and is qualified in its entirety by reference to, the full text of the Guarantor Joinder Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under and/or incorporated by reference into the headings “Guarantor Joinder Agreement” and “Seventeenth Supplemental Indenture and the Labcorp Holdings Guarantee” in Item 1.01 is incorporated hereunder by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
The information set forth above under Explanatory Note is incorporated hereunder by reference.
In connection with consummation of the Reorganization, Labcorp notified the NYSE that the Merger had been completed. As noted above, Labcorp Holdings Common Stock continues to trade on the NYSE on an uninterrupted basis under the ticker symbol “LH,” which was the same symbol formerly used for Labcorp Common Stock, with the new CUSIP number (504922 105). The NYSE is expected to file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to delist Labcorp Common Stock from the NYSE and to deregister Labcorp Common Stock under Section 12(b) of the Exchange Act. Labcorp intends to file with the SEC a certificate on Form 15 requesting that the Labcorp Common Stock be deregistered under the Exchange Act, and that Labcorp’s reporting obligations under Section 15(d) of the Exchange Act with respect to Labcorp Common Stock be suspended. Following the Reorganization, Labcorp Holdings and Labcorp will make filings with the SEC separately. Labcorp Holdings will make filings with the SEC under Labcorp’s prior CIK (0000920148) and Labcorp will make filings with the SEC under a new CIK (0002022473). Pursuant to the terms of the Seventeenth Supplemental Indenture, and following the execution of the Labcorp Holdings Guarantee on May 17, 2024, Labcorp Holdings’ filings with the SEC will satisfy the statutory (under Section 15(d) of the Exchange Act) and contractual reporting requirements with respect to Labcorp’s issued and outstanding senior unsecured notes.

The information set forth under and/or incorporated by reference into Items 1.01 and 5.03 is incorporated hereunder by reference.

Item 3.03	Material Modification of Rights of Securityholders.
The information set forth under and/or incorporated by reference into Items 1.01, 3.01 and 5.03 is incorporated hereunder by reference.

Item 5.01	Changes in Control of the Registrant.
The information set forth under and/or incorporated by reference into Items 1.01, 3.01 and 8.01 is incorporated hereunder by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Certain Officers of Labcorp Holdings; Election of New Directors of Labcorp Holdings

The directors of Labcorp Holdings and their committee memberships and titles, which are listed below, are the same as the directors of Labcorp immediately prior to consummation of the Reorganization. Mr. Schechter will continue to serve as Chairman of the Board of Directors of Labcorp Holdings.
Directors

Name	Age	Audit Committee	Compensation and Human Capital Committee	Nominating and Corporate Governance Committee	Quality and Compliance Committee
Adam H. Schechter	59
Kerrii B. Anderson	66	●		●
Jeffrey A. Davis	60	●			●
D. Gary Gilliland, M.D., Ph.D.	69	●			●
Kirsten M. Kliphouse	57	●
Garheng Kong, M.D., Ph.D.*	48		●	●
Peter M. Neupert	69	●		●
Richelle P. Parham	56		●	●
Paul B. Rothman, M.D.	65				●
Kathryn E. Wengel	58		●		●

● = Committee Member
* = Lead Independent Director

From and after the Effective Time, the executive officers of Labcorp Holdings, who are listed below, were all executive officers of Labcorp immediately prior to consummation of the Reorganization.

Executive Officers

Name	Age	Position
Adam H. Schechter	59	President and Chief Executive Officer
Glenn A. Eisenberg	62	Executive Vice President, Chief Financial Officer
Mark S. Schroeder	63	Executive Vice President and President, Diagnostics Laboratories and Chief Operations Officer
Peter J. Wilkinson	53	Senior Vice President, Chief Accounting Officer

Biographical information about Labcorp Holdings’ directors and executive officers is included in Labcorp’s definitive proxy statement for the 2024 Annual Meeting of Shareholders under “Election of Directors” and “Executive Officers,” respectively, and incorporated by reference herein. There are no arrangements or understandings with any person pursuant to which the directors and the executive officers were appointed. There are no family relationships amongst any of the directors or any of the executive officers of Labcorp Holdings.

Information regarding the compensation arrangements of Labcorp Holdings’ named executive officers, including Messrs. Schechter, Eisenberg and Schroeder, and regarding related party transactions pursuant to Item 404(a) of Regulation S-K is included in Labcorp’s definitive proxy statement for the 2024 Annual Meeting of Shareholders under “Compensation Discussion & Analysis” and “Executive Compensation” and “Corporate Governance—Corporate Governance Policies and Procedures—Related Party Transactions” and each of these sections is incorporated by reference herein. In addition, Mr. Wilkinson will receive an annual base salary of $404,000 and will be eligible to participate in the Labcorp Holdings’ annual cash incentive plan, initially at a target level of 50 percent of his base salary. Subject to future Compensation and Human Capital Committee approval, Mr. Wilkinson is expected to receive an equity grant consisting of a combination of Restricted Stock Units, Stock Options, and Performance Shares with an aggregate value of $450,000.

Outstanding Equity Plans, Awards and Related Arrangements

In connection with consummation of the Reorganization, on May 17, 2024, (i) Labcorp, Labcorp Holdings and Adam H. Schechter entered into an Assignment and Assumption Agreement (the “Schechter Assignment and Assumption Agreement”), pursuant to which, at the Effective Time, Labcorp transferred and assigned to Labcorp Holdings, and Labcorp Holdings assumed, all of Labcorp’s rights and obligations under an Executive Employment Agreement, dated as of June 4, 2019, between Labcorp and Adam H. Schechter, and (ii) Labcorp, Labcorp Holdings and Merger Sub entered into an Assignment and Assumption Agreement (the “Equity Compensation Plans Assignment and Assumption Agreement”), pursuant to which, at the Effective Time, Labcorp assigned (including sponsorship of) to Labcorp Holdings, and Labcorp Holdings assumed (including sponsorship of) from Labcorp, all of Labcorp’s rights and obligations under (a) the Laboratory Corporation of America Holdings 2016 Omnibus Incentive Plan and all outstanding awards and award agreements thereunder and (b) the Laboratory Corporation of America Holdings Amended and Restated 2016 Employee Stock Purchase Plan and all outstanding awards, award agreements and rights thereunder.

On May 17, 2024, Labcorp Holdings amended and restated the equity compensation plans assumed pursuant to the Equity Plans Compensation Plans Assignment Agreement — (i) the Labcorp Holdings Inc. Amended and Restated 2016 Omnibus Incentive Plan (the “Labcorp Holdings LTIP”) and (ii) the Labcorp Holdings Inc. Amended and Restated 2016 Employee Stock Purchase Plan (the “Labcorp Holdings ESPP”). The share reserve of the Labcorp Holdings LTIP is 9,044,725 shares and the share reserve of the Labcorp Holdings ESPP is 447,462 shares. Outstanding awards granted under Labcorp’s equity compensation plans will be satisfied by the share reserves established under the Labcorp Holdings LTIP and the Labcorp Holdings ESPP, as the case may be.

The foregoing descriptions of the Schechter Assignment and Assumption Agreement, the Equity Compensation Plans Assignment and Assumption Agreement, the Labcorp Holdings LTIP and the Labcorp Holdings ESPP do not constitute complete descriptions of, and are qualified in their entirety by reference to, the full text of each of the Schechter Assignment and Assumption Agreement, the Equity Compensation Plans Assignment and Assumption Agreement, the Labcorp Holdings LTIP and the Labcorp Holdings ESPP, which are attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, and each incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Upon consummation of the Reorganization, the Amended and Restated Certificate of Incorporation of Labcorp Holdings (the “Amended and Restated Certificate of Incorporation”) and the Amended and Restated By-laws of Labcorp Holdings (the “Amended and Restated By-laws”) are the same as the certificate of incorporation and by-laws of Labcorp in effect immediately prior to consummation of the Reorganization, respectively, other than changes permitted by Section 251(g) of the DGCL. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 17, 2024.

In addition, upon consummation of the Reorganization, Labcorp amended and restated its Amended and Restated Certificate of Incorporation (as so amended and restated the "Labcorp Amended and Restated Charter") by filing the Labcorp Amended and Restated Charter as an exhibit to the Certificate of Merger filed with the Secretary of State of the State of Delaware on May 17, 2024 in connection with the Merger (the "Certificate of Merger"), in order to (i) decrease the authorized number of shares of Labcorp Common Stock from 265,000,000 shares to one thousand (1,000) shares, (ii) decrease the authorized number of shares of Labcorp preferred stock having a par value of $0.10 from 30,000,000 shares to two hundred fifty (250) shares and (ii) add a provision, which is required by Section 251(g) of the DGCL, that provides that any act or transaction by or involving Labcorp, other than the election or removal of directors, that requires for its adoption under the DGCL or the Labcorp Amended and Restated Charter the approval of the stockholders of Labcorp shall require the approval of the stockholders of Labcorp Holdings by the same vote as is required by the DGCL and/or the Labcorp Amended and Restated Charter.

The foregoing descriptions of the Amended and Restated Certificate of Incorporation, the Amended and Restated By-laws, and the Labcorp Amended and Restated Charter do not constitute complete descriptions of, and are qualified in their entirety by reference to, the full text of each of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws, and the Labcorp Amended and Restated Charter, respectively, which are attached hereto as Exhibits 3.1, 3.2, and 3.3 respectively, and each incorporated by reference herein.

Item 8.01	Other Events.
The information set forth above under Explanatory Note is incorporated hereunder by reference.

Description of Securities Registered Pursuant to Section 12 of the Exchange Act
The description of Labcorp Holdings’ securities registered pursuant to Section 12 of the Exchange Act provided in Exhibit 4.1, which is incorporated by reference herein, modifies and supersedes any prior description of Labcorp’s capital stock in any registration statement or report filed with the SEC and will be available for incorporation by reference into certain of Labcorp Holdings’ filings with the SEC pursuant to the Securities Act of 1933, as amended, the Exchange Act, and the rules and forms promulgated thereunder.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Some of these forward-looking statements relate to future events and expectations and can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” or “anticipates” or the negative of those words or other comparable terminology. Such forward-looking statements speak only as of the time they are made and are subject to various risks and uncertainties and Labcorp Holdings claims the protection afforded by the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including, but not limited to, statements regarding Labcorp Holdings’ ability to complete the Reorganization, the impacts of the Reorganization, Labcorp Holdings’ ability to realize the expected benefits of Reorganization and Labcorp's obligations pursuant to agreements related to the consummation of the Reorganization, are not guarantees of future performance and involve risks and uncertainties that may cause Labcorp Holdings’ actual results to differ materially from Labcorp Holdings’ expectations discussed in the forward-looking statements. Each of the forward-looking statements is subject to change based on various important factors, many of which are beyond Labcorp Holdings’ control, including without limitation: the effect of the announcement of the Reorganization on Labcorp Holdings’ business generally, unexpected issues that arise following completion of the Reorganization, market reaction to the announcement, updates on and completion of the Reorganization, and those factors discussed in Labcorp Holdings’ reports filed from time to time with the SEC. Except as may be required by applicable law, Labcorp Holdings undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Given these uncertainties, one should not put undue reliance on any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
Exhibit	Exhibit Name
Exhibit 2.1	Agreement and Plan of Merger, dated May 17, 2024, by and among Laboratory Corporation of America Holdings, Labcorp Holdings Inc. and Radiance Merger Sub Inc.
Exhibit 3.1	Amended and Restated Certificate of Incorporation of Labcorp Holdings Inc.
Exhibit 3.2	Amended and Restated By-laws of Labcorp Holdings Inc.
Exhibit 3.3	Certificate Merger.
Exhibit 4.1	Description of registrant's securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934, as amended.
Exhibit 4.2
Seventeenth Supplemental Indenture, dated as of May 17, 2024, by and among Laboratory Corporation of America Holdings, as issuer, Labcorp Holdings Inc., as guarantor, and U.S. Bank National Trust Company, Association, as trustee.

Exhibit 4.3	New Holding Company Guarantee, dated May 17, 2024, by Labcorp Holdings Inc.
Exhibit 10.1	Guarantor Joinder Agreement, dated May 17, 2024, by Labcorp Holdings Inc.
Exhibit 10.2	Assignment and Assumption Agreement, dated as of May 17, 2024, by and among Laboratory Corporation of America Holdings, Labcorp Holdings Inc. and Adam H. Schechter.
Exhibit 10.3	Assignment and Assumption Agreement, dated as of May 17, 2024, by and among Laboratory Corporation of America Holdings, Labcorp Holdings Inc. and Radiance Merger Sub Inc.
Exhibit 10.4	Labcorp Holdings Inc. Amended and Restated 2016 Omnibus Incentive Plan.
Exhibit 10.5	Labcorp Holdings Inc. Amended and Restated 2016 Employee Stock Purchase Plan.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABCORP HOLDINGS INC.

By:	/s/ Sandra D. van der Vaart
Sandra D. van der Vaart
Executive Vice President, Chief Legal Officer and Secretary

May 17, 2024